Q1 2022 Earnings Presentation May 3, 2022 Exhibit 99.1

Important Disclaimers Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “may,” “will,” “expect,” “anticipate,” “continue,” “estimate,” “project,” “believe,” “plan,” “should,” “could,” “would,” “forecast,” “seek,” “target,” “predict,” and “potential,” the negative of these terms, or other comparable terminology. Projected financial information, including our guidance outlook, are forward-looking statements. Forward-looking statements may also include statements about the Company’s goals, business strategy and plans; the Company’s financial strategy, liquidity and capital required for its business strategy and plans; the Company’s competition and government regulations; general economic conditions; and the Company’s future operating results. These forward-looking statements are based on information available as of the date of this presentation, and current expectations, forecasts and assumptions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that the Company anticipates. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Readers are cautioned not to place undue reliance on the forward-looking statements. Forward-looking statements are subject to risks and uncertainties (many of which are beyond our control) that could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, general economic and business risks, such as downturns in customers’ business cycles and disruptions in capital and credit markets, the Company’s ability to adequately address downward pricing and other competitive pressures, the Company’s insurance or claims expense, driver shortages and increases in driver compensation or owner-operator contracted rates, fluctuations in the price or availability of diesel fuel, increased prices for, or decreases in the availability of, new revenue equipment and decreases in the value of used revenue equipment, impact to the Company’s business and operations resulting from the COVID-19 pandemic, seasonality and the impact of weather and other catastrophic events, the Company’s ability to secure the services of third-party capacity providers on competitive terms, loss of key personnel, a failure of the Company’s information systems, including disruptions or failures of services essential to our operations or upon which our information technology platforms rely, data or other security breach, or cybersecurity incidents, the Company’s ability to execute and realize all of the expected benefits of its integration, business improvement and comprehensive restructuring plans, the Company’s ability to realize all of the intended benefits from acquisitions or investments, the Company’s ability to complete divestitures successfully, the Company’s ability to generate sufficient cash to service all of the Company’s indebtedness and the Company’s ability to finance its capital requirements, restrictions in its existing and future debt agreements, increases in interest rates, changes in existing laws or regulations, including environmental and worker health safety laws and regulations and those relating to tax rates or taxes in general, the impact of governmental regulations and other governmental actions related to the Company and its operations, and litigation and governmental proceedings. Additional risks or uncertainties that are not currently known to us, that we currently deem to be immaterial, or that could apply to any company could also materially adversely affect our business, financial condition, or future results. For additional information regarding known material factors that could cause our actual results to differ from those expressed in forward-looking statements, please see Daseke’s filings with the Securities and Exchange Commission, available at www.sec.gov, including Daseke’s most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q, particularly the section titled “Risk Factors”. Non-GAAP Financial Measures This presentation includes non-GAAP financial measures for the Company and its reporting segments, including Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Operating Income, Adjusted Net Income (Loss), Adjusted Earnings Per Share, Adjusted Operating Ratio, Free Cash Flow and Net Debt. Please note that the non-GAAP measures included herein are not a substitute for, or more meaningful than, net income (loss), cash flows from operating activities, operating income or any other measure prescribed by GAAP, and there are limitations to using non-GAAP measures. Certain items excluded from these non-GAAP measures are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital, tax structure and the historic costs of depreciable assets. Also, other companies in Daseke’s industry may define these non‐GAAP measures differently than Daseke does, and as a result, it may be difficult to use these non‐GAAP measures to compare the performance of those companies to Daseke’s performance. Because of these limitations, these non-GAAP measures should not be considered a measure of the income generated by Daseke’s business or discretionary cash available to it to invest in the growth of its business. Daseke’s management compensates for these limitations by relying primarily on Daseke’s GAAP results and using these non-GAAP measures supplementally. You can find the reconciliation of these non‐GAAP measures to the nearest comparable GAAP measures in the Appendix. In the non-GAAP measures discussed below, management refers to certain material items that management believes do not reflect the Company’s core operating performance, which management believes represents its performance in the ordinary, ongoing and customary course of its operations. Management views the Company’s core operating performance as its operating results excluding the impact of items including, but not limited to, stock-based compensation, impairments, amortization of intangible assets, restructuring and business transformation costs, severance, and all income and expenses related to the Aveda Transportation and Energy Services (”Aveda”) business. Management believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operating performance in the same manner that management evaluates its core operating performance. Although we ceased generating revenues from our Aveda business and completed the wind-down of our Aveda operations in 2020, we continued to recognize certain income and expenses from our Aveda business in 2021 and 2022. Such income and expenses relate primarily to, but is not limited to, workers compensation claims and insurance proceeds. Previously, to provide investors with information about the Company excluding the impact of the Aveda business, the Company presented certain GAAP and non-GAAP measures appended with ex-Aveda, which represented the measure excluding the impact of the Aveda business. However, beginning in the quarter ended March 31, 2022, the Company will no longer provide ex-Aveda measures because the impact of the Aveda business is no longer material or meaningful to a discussion of the Company’s operating results or financial condition (e.g., the comparable period in the prior year is now after the completion of the wind-down of the Aveda business). Instead, the income and expenses from our Aveda business will be considered as items that management believes do not reflect our core operating performance. Such income and expenses can be identified in the non-GAAP reconciliations under the adjustment called “Aveda expenses, net” and “Aveda operating expenses, net”. We have not reconciled non‐GAAP forward-looking measures to their corresponding GAAP measures because certain items that impact these measures are unavailable or cannot be reasonably predicted without unreasonable efforts. In particular, we have not reconciled our expectations as to forward-looking Adjusted EBITDA to net income due to the difficulty in making an accurate projection as to stock-based compensation expense. Stock-based compensation expense is affected by future hiring, turnover, and retention needs, as well as the future fair market value of our common stock and performance stock units. In addition, many of our performance stock units are classified as liabilities which vest upon the achievement of specific performance-based conditions related to the Company’s financial performance over a three-year period, modified based on the Company’s Relative Total Shareholder Return, all of which is difficult to predict and require quarterly adjustments to their fair value performed by outside specialists. The actual amount of the excluded stock-based compensation expense will have a significant impact on our GAAP net income; accordingly, a reconciliation of forward-looking Adjusted EBITDA to net income is not available without unreasonable efforts. Daseke defines: EBITDA as net income (loss) plus (i) depreciation and amortization, (ii) interest, and (iii) income taxes. Adjusted EBITDA as net income (loss) plus (i) depreciation and amortization, (ii) interest, (iii) income taxes, and (iv) other material items that management believes do not reflect our core operating performance. Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of total revenue. Adjusted EBITDA less Net Cash Capex is defined as Adjusted EBITDA less cash purchases of property and equipment and cash proceeds from sale of property and equipment. Adjusted Net Income (Loss) net income (loss) adjusted for material items that management believes do not reflect our core operating performance. Adjusted Net Income (Loss) per share as Adjusted Net Income (Loss) available to common stockholders divided by the weighted average number of shares of common stock outstanding during the period under the two-class method. Free Cash Flow as net cash provided by operating activities less purchases of property and equipment, plus proceeds from sale of property and equipment as such amounts are shown on the face of the Statements of Cash Flows. Adjusted Operating Income (Loss) as total revenue less Adjusted Operating Expenses. Adjusted Operating Expenses as total operating expenses less: material items that management believes do not reflect our core operating performance. Adjusted Operating Ratio as Adjusted Operating Expenses, as a percentage of total revenue. Revenue excluding fuel surcharge as revenue less fuel surcharges. Net Debt as total debt less cash and cash equivalents. Rate per mile is the period’s revenue less fuel surcharge, brokerage and logistics revenues divided by total number of company and owner-operator miles driven in the period. Revenue per Tractor is the period’s revenue less fuel surcharge, brokerage and logistics revenues divided by the average number of tractors in the period, including owner-operator tractors. Industry and Market Data This presentation includes market data and other statistical information from third party sources, including independent industry publications, government publications and other published independent sources. Although Daseke believes these third-party sources are reliable as of their respective dates, Daseke has not independently verified the accuracy or completeness of this information.

Q1 2022: Key Financial Highlights Supply / demand imbalance continues supporting strong rate environment, defying normal seasonal trends Diverse end market portfolio approach and strategic deployment of assets captures elevated freight rates Prioritization and execution of transformation initiatives to provide accretive earnings growth Revenue $421.0M Adj. EBITDA $49.6M Adj. Net Income $17.1M Adj. Diluted EPS $0.24 $34.4m Adj. Operating Income $29.4M Cash Flow from Operations $29.2M Free Cash Flow $31.9M Net Leverage 1.8x 95.7% Operating Ratio 93.0% Adj. Operating Ratio

Q1 2022 Comparative Results Consolidated Results 1Q 2022 1Q 2021%▲ Total Revenue $421.0 $333.9 26.1% Revenue (excl. FSC) $375.4 $307.2 22.2% Operating Income (Loss) $18.2 $8.1 124.7% Net Income (Loss) $13.0 ($7.3) nm Diluted EPS $0.18 ($0.13) nm Adjusted Consolidated Results 1Q 2022 1Q 2021%▲ Adjusted Operating Income (Loss) $29.4 $14.9 97.3% Adjusted Net Income $17.1 $4.1 317.1% Adjusted Diluted EPS $0.24 $0.04 500.0% Adjusted EBITDA $49.6 $35.8 38.5% Total Segments Adj. EBITDA $56.7 $44.4 27.7% Corporate Adj. EBITDA ($7.1) ($8.6) (17.4%) ($ in millions)

Specialized Financial Metrics Q1 2022 Q1 2021%▲ Revenue $228.5 $183.6 24.5% Operating Ratio 92.3% 94.3% (200 bps) Adj. Operating Ratio 91.2% 93.5% (230 bps) Adjusted EBITDA $31.7 $24.6 28.9% Adjusted EBITDA Margin 13.9% 13.4% 50 bps ($ in Millions, Quarter ended March 31) Q1 2022 Results Strong demand in construction, high security cargo and glass drive freight rates & significant revenue growth Diverse industrial exposure supporting revenue growth while wind volumes remain muted Expanded margins despite inflationary cost headwinds

Flatbed Financial Metrics Q1 2022 Q1 2021%▲ Revenue $195.1 $153.5 27.1% Operating Ratio 91.8% 92.8% (100 bps) Adj. Operating Ratio 91.4% 92.2% (80 bps) Adjusted EBITDA $25.0 $19.8 26.3% Adjusted EBITDA Margin 12.8% 12.9% (10 bps) ($ in Millions, Quarter ended March 31) Q1 2022 Results Industrial demand supports healthy rate environment, driving revenue and EBITDA growth as cost pressures rise Continue to achieve premium rates compared to flatbed market(1) through strategic deployment of ‘Asset-Right’ model Brokerage growth continues, capturing excess freight volumes and cash flows (1) Market data per FTR Flatbed: Total Truck Rate Index; Q1 2021 actual compared to Q1 2022 estimated rates (1)

Capital Summary & Free Cash Flow (1) Net Cash = cash balance as of 3/31/22 less delayed Q1 2022 cash CAPEX of $18.8M (2) Available Liquidity is the sum of net cash plus revolving line of credit availability ($ in millions) Capital Summary As of March 31, 2022 Cash $153.5 Less: Delayed Q1 2022 Cash CAPEX $18.8 Net Cash(1) $134.7 Revolving line of credit availability $123.1 Available Liquidity(2) $257.8 Net Debt $433.3

2022 Outlook 2022 Outlook Update Confirm Revenue and Adjusted EBITDA guide Tailwinds: Strong industrial demand supporting strong rate environment; transformational initiatives Headwinds: Inflationary cost and macroeconomic events pressures Other Qualitative Impacts: Driver shortage, equipment market supply chain challenges CAPEX guidance includes CAPEX pushed from 2021 into 2022 driven by supply chain constraints 2022 Outlook Revenue Growth % 4% - 7% Adjusted EBITDA Growth % 5% - 10% Net CAPEX $145M - $155M Cash CAPEX Less Proceeds $25M - $35M

Phased Approach for Growth and Enhanced Profitability Expansionary Markets Opportunities Enterprise Refinement Optimization 2023+ Cost reduction driven by operating expense rationalization Revenue opportunities driven by synergies from optimizing a consolidated operation (empty mile reduction, pricing improvements, additional seated truck contribution) TMS upgrades and consolidation with a common accounting platform Develop data lake to drive real-time KPIs to support data driven decision making Attractive growth opportunities in new and expansionary markets Strategy to target share growth in specific end markets Disciplined M&A strategy centered on premier, diversified portfolio of defensible end markets Robust pipeline of direct M&A opportunities Broad technological connectivity to drive additional efficiencies Best practice standardization across operations Continued process improvement, automation and predictive analytics Opco Consolidation Tech-Enabled Solutions M&A and Industry Consolidation Transformation initiatives 2022-23 Transformation initiatives expected to yield ~$20M - $25M of annualized earnings improvement in 2023

Improvement in Earnings Profile Adjusted Return on Equity defined as: Adjusted Net Income available to common shareholders / Market Value of Equity at end of each time period Trailing twelve months, as of 3/31/2022 CAGR is calculated as follows: (($1.27/$0.46)^(1/1.5 years)-1).  See Appendix for reconciliations of Adjusted EPS to GAAP EPS. CAGR using GAAP EPS has not been presented due to EPS for the twelve months ended 9/30/20 being negative and thus, not meaningful. Adj. Diluted EPS CAGR of 97%(3) Earnings quality has shown significant improvement since launch of Daseke’s transformation and revamped strategic vision Adj. EBITDA margin has increased from 10.2% in FY2019 to 14.4% in TTM Q1 2022 Higher quality EBITDA (emphasis on EBIT), with Adj. Operating Income as a percentage of Adj. EBITDA(2) nearly doubling from FY ‘19 to ~66% Meaningful improvement in Adj. Return on Equity, as we begin to better leverage the operational scale of our business 15.5% ROE based on 05/02/22 Market Value of Equity

Industrial Diversification DSKE Well-Positioned for Cross-Cycle Outperformance Fortress Balance Sheet Secular Growth Tailwinds Structural Advantages Fleet Dynamics Well-delineated transformation plan, with additional optimization thereafter Substantial organic opportunities with focused sub-vertical strategy Robust, “tuck-in” focused M&A pipeline with targeted synergy-adjusted multiples of <4.0x EBITDA 100% Industrial-facing ~55% of Revenue generated from the Specialized segment(3) ~20% of Revenue generated from counter-cyclical end markets Top 10 customers represent 27% of total revenues(3) ~80-85% of Revenue tied to contracted rates - limited exposure to spot market 22-year average relationship with Top 10 Customers High barriers to entry limit capacity expansion Significant cross-cycle margin defensibility (diversified end-markets; cost structure is ~70% variable) Asset-Right model blends Asset Light 57% (1) / Asset Heavy 43%(1) Driver turnover ~60%; well below industry average Average age of company trucks ~2.5 years 4,616 Trucks (2)/ 11,051 Trailers ~400M Total Annual Miles(1) Net leverage of 1.8x Term Debt Less Cash: $242MM(5) 2022E Adj EBITDA- Cash Interest-Net Cash Capex: $181MM (4) Covenant-lite TL with no maturities until 2028 Meaningful liquidity b/w cash and revolver availability Market leadership, organic growth trajectory, and sustainable cash flow and margins make DSKE attractive play across the cycle Calculated for the 12-month period ended March 31, 2022 Average truck count for the quarter ended March 31,2022 For the year ended Dec 31, 2021 $240M less: $29M less: $30M = $181M As at Mar 31, 2022

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Daseke, Inc. 15455 Dallas Parkway, Ste 550 Addison, TX 75001 www.Daseke.com Investor Relations Joe Caminiti or Ashley Gruenberg, Alpha IR 312-445-2870 DSKE@alpha-ir.com Contact Information